UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 22, 2006,

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ICON DEVELOPMENT INC.

(Name of Small Business issuer in its charter)

   Nevada                                       000-51698

(State or other jurisdiction of          (Commission File No.)    (IRS Employer

  incorporation or organization)                                                  Identification

                                                     Number)

1235 Quayside Drive, Suite 703 New Westminster BC V3M 6J5

 (Address of principal executive offices)

(604) 515-8065

(Registrant’s telephone number)

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AGENT FOR SERVICE

        WITH COPY TO:

Nevada Agency And Trust

                                      Joseph I. Emas,  Attorney at Law

50 West Liberty Street, Suite 880

  1224 Washington Avenue

Reno, Nevada

 89501

  Miami Beach, FL 33139

(775) 322-0626

                          (305) 531-1174

                                      (305) 531-1274 Fax

 Item 8 01. Other Events

On August 21, 2006 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the issued and outstanding shares on a two and one half to one (2.5 – 1) basis bringing the total common shares issued and outstanding to 22,920,820

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

3.1 Amended Articles of Incorporation

99.1 August 22, 2006 Minutes of The Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Icon Development Inc.

/s/ Kennedy Kerster

                                             August 22, 2006

Kennedy Kerster, President, Secretary, Treasurer

and Director